UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2010

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR  240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Material Definitive Agreement

Lawson Software Americas, Inc. (Lawson) and International Business Machines Corporation (IBM) entered into an OEM Software Agreement transaction document in September 2005 as amended, under which Lawson resells certain IBM products to Lawson’s S3 and M3 customers.  On December 1, 2010, Lawson and IBM signed a 3-year extension of that agreement and amended the descriptions of the IBM products and the IBM product pricing.  As a result of that amendment:  (i) the type of IBM products resold by Lawson remain essential components of certain Lawson software applications, (ii) Lawson is required to distribute the IBM products to all S3 and M3 customers that have certain Lawson applications, (iii) there are no unit or revenue commitments, and (iv) Lawson has the right to terminate any time without cause on 90 days prior written notice.  Under that amendment, Lawson and IBM agreed to negotiate during the 90-day period following December 1, 2010, additional terms pertaining to the resale of multiple instances of the IBM products, subscription pricing, and Lawson’s satellite applications.  If Lawson and IBM do not mutually agree to those additional terms within that 90-day period, then either party may elect to terminate the OEM Software Agreement transaction document after 30 days notice of termination.  If the OEM Software Agreement transaction document were terminated, Lawson would no longer have the right to resell these IBM products.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to IBM OEM Software Agreement and Transaction Document, dated December 1, 2010, between Lawson Software Americas, Inc. and International Business Machines Corporation.

Filed herewith. Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: December 6, 2010	By:	/s/ Stefan B. Schulz
Stefan B. Schulz
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment to IBM OEM Software Agreement and Transaction Document, dated December 1, 2010, between Lawson Software Americas, Inc. and International Business Machines Corporation.

Filed herewith. Confidential information is omitted from this exhibit and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.